SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 9, 2004
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                            American Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                        0-31547                    88-0451554
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(State or other jurisdiction       (Commission File          (IRS Employer
 of incorporation)                  Number)                  Identification No.)



                  1050 17th Street, Suite 1850 Denver, CO 80265
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 991-0173
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


Item 5. Other Events.
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     Press Release. The news release of the Registrant dated July 9, 2004, which is filed as an exhibit hereto, is incorporated herein by reference.



Item 7.  Financial Statements And Exhibits.
         ---------------------------------

     (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number   Description

99.1     News release dated July 9, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 9, 2004                   AMERICAN OIL & GAS, INC.



                                      By: /s/ Andrew P. Calerich
                                          --------------------------------------
                                          Andrew P. Calerich
                                          President and Chief Financial Officer